Soluna Acquires Full Ownership of Dorothy 1A,
Accelerates Vertical Integration & AI Development

John Belizaire, CEO
April 16, 2026

Nasdaq: SLNH

PROJECT DOROTHY

Preamble

The following content is completely qualified by the legal disclosures on the slide following this one.

Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business.

The content is in line with our principles of being accountable and transparent with shareholders.

We operate in a hyper dynamic economic environment. That's a fancy way of saying things change quickly. What we are telling you here is based on our current estimates and assumptions which are subject to change. We reserve the right to revise our point of view based on new information and changes in the business environment, but are not under any obligation to provide further updates.

Despite an uncertain, dynamic environment, we must plan and make operating and investment decisions. This presentation lays some of that out for your review.

Legal Disclosure & Disclaimer

This presentation is being furnished by Soluna Holdings, Inc. ("Soluna" or the "Company") (NASDAQ: SLNH) in conjunction with the acquisition of Class B Membership Interests in Dorothy 1A. This presentation should be read in conjunction with the Company's Current Report on Form 8-K that will be filed with the U.S. Securities and Exchange Commission (the "SEC"), which contains additional information regarding the Transaction, and the Company's other filings with the SEC. This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing. We have used words like "anticipate," "believe," "could," "estimate," "expect," "future," "intend," "may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward-looking statements in this presentation.

The forward-looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to the planned conversion of the Dorothy campus infrastructure to AI workloads; the development and timeline of Project Dorothy 3; the Company's intent plan to acquire full ownership of the entire Project Dorothy campus.

These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law.

The material in this presentation has been prepared by Soluna and is general background information about Soluna's activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Soluna's periodic and current reports filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Soluna makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates, and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. Due care and consideration should be undertaken when considering and analyzing Soluna's future performance and business prospects. THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this presentation but must make its own assessment of Soluna and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser, or consultant before making any investment decision. This presentation does not constitute an offer, invitation, solicitation, or recommendation with respect to the purchase or sale of any security in Soluna nor does it constitute financial product advice. This presentation is not a prospectus, product disclosure statement, or other offer document under United States federal or state securities law. This presentation has not been approved by regulatory authorities in any jurisdiction.

Any projection, forecast, estimate or other "forward-looking" statement in this presentation only illustrates hypothetical performance under specified assumptions. Such projections, forecasts, estimates or other "forward-looking" statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction, or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions. READERS OF THIS PRESENTATION SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS. This presentation may include figures related to past performance as well as forecasted future performance. Soluna disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein.

Use of Projections and Illustrations - this presentation contains certain financial forecasts and illustrations. Soluna's independent auditors have not reviewed or performed any procedures with respect to these forecasts for the purpose of their inclusion in this presentation or for any other reason. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

AT A GLANCE

Soluna's **acquisition of Dorothy 1A** follows a series of deliberate steps toward **full vertical integration** at the campus.

Site Control: This acquisition brings Soluna to 100% ownership of D1A, eliminating shared equity and giving the company unilateral authority over all site decisions.

Speed to Power Advantage: Dorothy is already powered and interconnected via the Briscoe wind farm, which Soluna owns outright.

Dorothy 3 Acceleration: Full ownership of Dorothy 1A strengthens Soluna's ability to advance development of Project Dorothy 3 and optimize existing site for AI applications.

New Partnership Structure: This transaction provides liquidity to Spring Lane Capital's Fund I and opens the door to new equity partners aligned with the AI infrastructure buildout.

PURCHASE PRICE

$16.5M

INTERESTS ACQUIRED

85.4%

Class B Membership Interests

POST CLOSING OWNERSHIP

100%

Financial Overview

The Financing Structure

The $16.5 million acquisition will be paid in cash in two installments. The transaction was financed through an unsecured promissory note with a lender in the principal amount of $12 million, maturing May 15, 2027, with the remainder funded from balance sheet cash. The note closed concurrently with the acquisition.

Transaction Summary

Soluna previously held 14.6% of the Class B Membership Interests in Dorothy 1A and 100% of the Class A Membership Interests. This acquisition of the remaining 85.4% of Class B Membership Interests brings Soluna to full ownership of Dorothy 1A. The transaction provides liquidity to Spring Lane Capital's Fund I, marking a natural conclusion to the Dorothy 1A partnership.

Scaling A Proven Model

1

VALIDATE

Renewable Computing ™ is proven and operating

Project Dorothy is already powering compute with curtailed renewable energy at scale.

2

INTEGRATE

Vertical integration consolidates control.

Briscoe secured the energy. Dorothy 1A secures the first phase of the site. Ownership consolidation of the full campus is underway.

3

EXPAND

AI expands the platform

Full ownership of Dorothy 1A unlocks unilateral control over site-conversion decisions and accelerates development of Dorothy 3, positioning the campus for AI deployment

Path to Full Ownership at Project Dorothy

COMPLETE

Briscoe Wind Farm

100% Soluna Owned

150 MW. Powers the entire Dorothy campus. Acquired April 1, 2026.

Dorothy 1A

100% Soluna Owned

25 MW. Full equity acquired April 15, 2026. Converting to AI.

UNDERWAY

Dorothy 1B

25 MW. Discussions underway.

Dorothy 2

48 MW. Discussions underway.

Soluna will provide updates on campus ownership consolidation in its regular SEC filings and investor communications.

IN DEVELOPMENT

Dorothy 3

150–300 MW. AI-focused campus on 300-acre adjacent parcel.

Planned: Soluna's full ownership. New equity partners aligned with AI infrastructure buildout may be brought in.

FUNDAMENTALS

Project Dorothy 3

TARGET CAPACITY
150-300 MW

POWER SOURCE
Wind

LINE OF BUSINESS
AI

LAND
300 Acres

Expansion of Renewable-Powered AI Infrastructure

With full ownership of the 150 MW wind farm, ERCOT grid access, and additional contracted sources, Dorothy 3 is expected to support 150 MW+ of capacity on 300 acres adjacent to Dorothy 1 & 2. The 300 MW expansion is expected to result from continued development on grid interconnection expansion and onsite generation.



SOLUNA 1GW+

Our Data Center Projects

We have over 1GW of data center capacity in operation, construction or development

ProjectA	Location	Power Source	Size (MW)	Model	Status[1]	Power Cost	Partner(s)
Dorothy 1A	TX	Wind	25	BTC Hosting	Operating	$35	N/A
Dorothy 1B	TX	Wind	25	BTC Mining	Operating	$35	Navitas
Sophie	KY	Grid	25	BTC Hosting	Operating	$33	N/A
Dorothy 2	TX	Wind	48	BTC Hosting	Operating	$35	Spring Lane, Generate
Kati 1	TX	Wind	83	BTC Hosting	Construction	$40	Spring Lane, Generate
Kati 2	TX	Wind	300+	AI	Development	$40	Metrobloks
Dorothy 3	TX	Wind	300	AI	Development	$40	TBD
Grace	TX	Wind	2	AI Hosting / R&D	Development	$40	Siemens, TBD
Rosa	TX	Wind	187	BTC Hosting / AI	Development	$40	TBD
Hedy	TX	Wind	120	BTC Hosting / AI	Development	$40	TBD
Ellen	TX	Wind	100	BTC Hosting / AI	Development	$40	TBD
Annie	TX	Solar	74	BTC Hosting / AI	Development	$40	TBD
Fei	TX	Solar	100	BTC Hosting / AI	Development	$40	TBD
Gladys	TX	Wind	150	BTC Hosting / AI	Development	$40	TBD

(1) Development includes: PPA, Land Acquisition, Engineering & Regulatory Studies, ERCOT Planning.

Scaling Renewable Computing to power the next generation of infrastructure

TOTAL PIPELINE

4.3 GW+

AI PIPELINE

Kati 2
Up to 300 MW+

In development with Metrobloks, leveraging secured renewable power to accelerate AI infrastructure deployment.

Dorothy 3
Up to 300 MW+

Next-generation AI campus to be developed on vertically integrated energy infrastructure, expanding the proven Renewable Computing model at Project Dorothy.

Greenfield Sites
MULTIPLE

Early-stage pipeline of renewable-powered AI campuses across the U.S., focused on sites with strong energy alignment and long-term scalability.

Soluna is the power<>compute convergence – using curtailed renewable energy to power advanced computing infrastructure.

Renewable Energy has a wasted energy opportunity

To reach their full potential AI & HPC need a sustainable energy source

RENEWABLE COMPUTING:

Using compute *itself* to bridge the supply gap needed to power massively increased compute.

SOLUNA

WELCOME TO

RENEWABLE COMPUTING

Learn more at
solunacomputing.com

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